UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 6, 2002
                                                        -----------------

                          GLOBAL VISION HOLDINGS, INC.
                 ----------------------------------------------
                 (Name of Small Business issuer in its charter)


                              Snelling Travel, Inc.
                           ---------------------------
                           (FORMER NAME OF THE ISSUER)


            NEVADA                        0-26461                58-2368425
-------------------------------     --------------------     ------------------
(State or other jurisdiction of     (Commission File No.)    (IRS Employer
incorporation or organization)                               Identification No.)


                               Global-Vision, Inc.
                                 7825 Fay Avenue
                                    Suite 200
                               La Jolla, CA 92037
                    -----------------------------------------
                    (Address of principal executive offices)

                                 (303) 683-6665
                         -------------------------------
                         (Registrant's telephone number)


                                 --------------
                           SPECIAL SECURITIES COUNSEL
                        Law Office of L. Van Stillman, PA
                              L. Van Stillman, Esq.
                        1177 George Bush Blvd. Suite 308
                           Delray Beach, Florida 33483
                                 (561) 330-9903
                              (561) 330-9116 (fax)
                                 --------------

Item 2.  Acquisition or Disposition of Assets.

The Company has on August 30, 2002, completed a transaction which will resulted in the replacement of the majority of the Board of Directors of the Company. The following is a brief summary of this transaction. Please see "Change in Control" for a more complete description of the transaction.

     On August 1, 2002 the Company entered into an Agreement and Plan of Share Exchange (the "Share Exchange Agreement"), which sets forth the terms and conditions of a proposed business combination of the Company and Global Vision, Inc.("Global") a California corporation. Pursuant to the Share Exchange Agreement, GLOBAL will exchange one hundred (100%) percent of its issued and outstanding shares for twenty six million (26,000,000) shares of the Company, with the Company as the surviving corporation. GLOBAL will as a result become a wholly-owned subsidiary of the Company. The transaction was completed on August 30, 2002, as set forth above.

     Global was formed in January 1999 as a California corporation. Global-Vision is a "3rd generation" Internet technology company with two software systems that can help companies doing businesses over the Internet with its two software products:

o    Silverado Intelligent Web Site Development System
o    EBPP (Electronic Bill Presentment and Payment) system.

     The 3rd generation features integrated Internet systems that enable more effective line-of-business applications. Building 3rd-generation Internet systems will demand integration with existing operations and processes of business units. In the coming years, most companies will integrate their
Internet presence with their mission-critical line-of-business processes. Creating these applications will be the most difficult challenge Internet developers have yet to face.

     As a result of the Share Exchange, Rollins C. Snelling, Jr. the Chairman of the Board of Directors of the Company, resigned and Jack Chang was appointed as Chairman of the Board of Directors of the Company. Therefore, the Board of Directors of the Company will consist of Jack Chang and Gregory Simonds, a current director.

                                CHANGE IN CONTROL

     Pursuant to the Share Exchange Agreement, the Company consummated a business combination between the Company and GLOBAL, upon the terms and conditions set forth in the Share Exchange Agreement. Pursuant to the Share Exchange Agreement, GLOBAL will be a wholly owned subsidiary of the Company. The terms of the Share Exchange Agreement provide for the Company to issue 26,000,000 shares of its common stock, $.001 par value per share (the "Snelling" Common Stock"), to the stockholders of GLOBAL, which will represent 98% of the fully-diluted equity capitalization of the Company.





                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth as of September 6, 2002 certain information with respect to the directors and named executive officers of the Company and those persons nominated or who will be nominated to fill the vacancies on the Board of Directors of the Company pursuant to the transactions contemplated by the Share Exchange Agreement (the "Director Nominees").

   NAME OF BENEFICIAL OWNER                       AMOUNT AND
                                              PERCENT OF  OWNERSHIP
--------------------------------------------------------------------------------

Jack Chang - Chairman and                     26,000,000(2)     98%
President


Gregory Simonds, Director                      0%                0%

-------------------------------------------------------------------------------
All executive officers and  Directors            26,000,000        98%
directors of the Company as a
group (two persons)


               DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS


Jack Chang - Chairman

Mr. Chang is an innovative entrepreneur with over 25 years of business and technology experience across multiple industries. His expertise is to conceptualize how technologies can benefit the well being of consumers and businesses and then actually transform the visions into realities.

Many of his past endeavors, such as the ATM (Automated Teller Machine; Mr. Chang is the patent holder of the ATM), still have profound impacts on business and society. His typical strategy is to develop high-level perspectives and designs, tenaciously sell them to early-user customers, put together an implementation team with himself as the architect and make the product happen.

Being a multi-disciplined individual, he has held CEO positions and high-level positions in marketing, sales, banking, corporate development, and technology in large and small corporations. He has also provided high level strategic planning and business advisory support to some of the largest of the Global 500 companies, including Citibank, Coca-Cola Enterprises, American Express, Sears, Visa, EDS and NationsBank/Bank of America etc.

     A copy of the  Plan of  Share  Exchange  is  attached  to this  Form 8-K as
Exhibit 2.1, appended to this Form.


ITEM 5. Other Events

     Share Exchange:

     On August 30, 2002, the registrant, Snelling Travel, Inc. completed a share exchange with Global-Vision, Inc., a California corporation. As part of the share exchange agreement, Snelling Travel, Inc. has changed its name to Global Vision Holdings, Inc. All matters of the share exchange, including the name change referred to herein was approved by the shareholders of the registrant, upon the recommendations of the Board of Directors. (See Exhibit 2.1)

     New Name:

     The Shareholders of the registrant have voted to change the corporation's name to:

                          Global Vision Holdings, Inc.;

And the new corporate address for the registrant is:

                           7825 Fay Avenue, Suite 200
                           LaJolla, California 92037


The president of registrant has filed the appropriate Amendment of the corporate charter with the Secretary of State of Nevada and has notified the NASD of this change. (See Exhibits 3.2)

Item 6.  Resignation of Registrant's Directors

     The Chairman of the Board of Directors of the registrant resigned as of August 30, 2002. The Shareholders of the registrant approved the following to become chairman of the Board of Directors:

     Jack Chang

     The newly elected director will serve until the next regular annual meeting of the shareholders, or until otherwise removed.

Item 7.  Financial Statements

     The financial statements of Global-Vision, Inc, a California corporation, will be included in a subsequently filed amendment to this form 8-K.

                                Index to Exhibits

Exhibit 2.1  "Agreement and Plan of Share Exchange"
Exhibit 3.2   Amended Articles of Incorporation



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Global Vision Holdings, Inc.

Date  September 6, 2002
      -----------------

                                                    By: /s/ Jack Chang
                                                        ----------------------
                                                        Jack Chang, President
                                                        and Director